UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

Russell Kamerman, Esq.
11 Hanover Square
New York, NY 10005
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-785-0900
Date of fiscal year end: 12/31

Date of reporting period: 1/1/18 - 6/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

PORTFOLIO ANALYSIS
June 30, 2018

TOP TEN	June 30, 2018
SECURITY HOLDINGS

1 Berkshire Hathaway, Inc. Class B

2 Alphabet Inc. Class A

3 Discovery, Inc.

4 Laboratory Corporation of America Holdings

5 Apple Inc.

6 Robert Half International Inc.

7 SCANA Corporation

8 The Kroger Co.

9 Marcus & Millichap, Inc.

10 Amerco

Top ten security holdings comprise approximately 37% of total assets.

TOP TEN	June 30, 2018
INDUSTRIES

1 Business Services

2 Insurance Carriers

3 Chemical and Allied Products

4 Security and Commodity Brokers, Dealers, Exchanges, and Services

5 Communications

6 Miscellaneous Retail

7 Transportation Equipment

8 Apparel and Accessory Stores

9 Food and Kindred Products

10 Automotive Dealers and Gasoline Service Stations

Top ten security holdings and industries are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

FOXBY CORP.	Semi-Annual Report 2018

TO OUR SHAREHOLDERS
June 30, 2018

Dear Fellow Shareholders:

It is a pleasure to welcome each of our new shareholders to Foxby Corp. and to submit this 2018 Semi-Annual Report. The Fund seeks to achieve its investment objective of total return by exercising a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments.

Economic and Market Report

At the June 2018 meeting of the Federal Open Market Committee (“FOMC”) of the Federal Reserve Bank (the “Fed”), the Fed staff’s review of the economic situation suggested “that real gross domestic product (GDP) appeared to be rising at a solid rate in the first half of the year.” The staff viewed labor market conditions as strong, citing the decrease in the national unemployment rate to 3.8% in May 2018. Regarding inflation, the staff noted that “consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures (PCE), was 2 percent in April.” In addition, compensation, as measured by hourly earnings, increased 2.7% in the twelve months ended March 31, 2018, a faster pace than in the equivalent prior year period.

Addressing the financial markets, the Fed staff noted that even though “global financial markets were buffeted by increased concerns about the outlook for foreign growth . . . broad domestic stock price indexes increased on net, as generally strong corporate earnings reports helped support prices. Meanwhile, financing conditions . . . remained supportive of economic activity on balance.” In conclusion, the Fed staff projected that “the economy would expand at an above-trend pace ... and the unemployment rate was projected to decline further below the staff’s estimate of its longer-run natural rate.” After considering the generally positive economic data, the staff decided that “further gradual increases in the target range for the federal funds rate” are advisable and that “risks to the economic outlook appear roughly balanced.” The Fed appeared to reach mostly positive conclusions about the current economy, which suggests to us that investors might anticipate favorable markets ahead, although certain danger signs, such as potential trade wars, high stock market valuations, and growing systemic leverage, indicate a cautious approach might be in order for the rest of 2018.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the first half of 2018 was to focus on quality companies deemed by Midas Management Corporation (the “Investment Manager”) to be undervalued. Generally, the Fund purchased and held equity securities in seeking to achieve its investment objective of total return and sold investments that appeared to have appreciated to levels reflecting full or over-valuation. In the six months ended June 30, 2018, the Fund’s net investment loss, net realized gain on investments, and unrealized depreciation on investments were, respectively, $24,510, $751,633, and $982,705, which contributed significantly to the Fund’s net asset value return of (3.19)%. Profitable sales in the period were made of, among others, part of the Fund’s holding of Wal-Mart, Inc. in the general merchandise stores sector and The Greenbrier Companies, Inc. in the transportation equipment sector. Losses were taken on, among others, Cenovus Energy Inc. in the oil and gas extraction sector and Bed Bath & Beyond Inc. in the home furniture, furnishings, and equipment stores sector. Although no particular investment was responsible for the majority of the unrealized appreciation or depreciation on investments over the period, Pilgrim’s Pride Corporation in the food and kindred products sector and Affiliated Managers Group, Inc. in the security and commodity brokers, dealers, exchanges, and services sector were significant contributors to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its holdings of Discovery, Inc. in the communications sector and Alphabet Inc. Class A in the business services sector.

The Fund’s market return for the first half of 2018 was 5.74%. Generally, the Fund’s total return on a market value basis will be higher than total return on a net asset value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 2.65%. This index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At June 30, 2018, the Fund’s portfolio included over 50 securities of different issuers, with the top ten amounting to approximately 37% of total assets. The total net asset value was approximately $7,900,000, of which approximately $7,700,000 was invested in securities, with the balance

1 Semi-Annual Report 2018	FOXBY CORP.

TO OUR SHAREHOLDERS
June 30, 2018

comprised of cash and other assets net of liabilities. As the Fund pursues its investment objective of total return, these holdings and allocations are subject to change at any time.

Fund Website

The Fund’s website, www.FoxbyCorp.com, provides investors with investment information, news, and other material about the Fund. The website also has links to SEC filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Investment Manager own approximately 24% of the Fund’s outstanding shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill

President and Co-Portfolio Manager

William Winmill

Vice President and Co-Portfolio Manager

FOXBY CORP.	Semi-Annual Report 2018 2

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2018 (Unaudited)
Financial Statements

Shares	Common Stocks (93.71%)	Value
Apparel and Accessory Stores (3.70%)
8,000	Hanesbrands Inc.	$ 176,160
3,600	The GAP, Inc.	116,604
		292,764

Automotive Dealers and Gasoline Service Stations (3.53%)
2,300	AutoNation, Inc. (a)	111,734
250	AutoZone, Inc. (a)	167,733
		279,467

Automotive Repair, Services, and Parking (2.25%)
500	Amerco	178,075

Building Construction General Contractors and Operative Builders (1.86%)
2,550	LGI Homes, Inc. (a)	147,211

Building Materials, Hardware, Garden Supply (1.16%)
1,200	Tractor Supply Company	91,788

Business Services (14.89%)
500	Alphabet Inc. Class A (a)	564,595
11,069	GlobalSCAPE, Inc.	42,837
2,400	Omnicom Group Inc.	183,048
3,300	Robert Half International Inc.	214,830
2,200	WPP plc ADR	172,876
		1,178,186

Chemical and Allied Products (8.25%)
950	Amgen Inc.	175,361
500	Biogen Inc. (a)	145,120
2,500	Gilead Sciences, Inc.	177,100
1,375	United Therapeutics Corporation (a)	155,581
		653,162

Communications (5.12%)
13,000	Discovery, Inc. (a)	357,500
1,999	Frontier Communications Corporation	10,717
350	The Walt Disney Company	36,683
		404,900

Electric, Gas, and Sanitary Services (2.56%)
5,250	SCANA Corporation	202,230

Electronic and Other Electrical Equipment and Components, except Computer Equipment (2.95%)
3,000	Cirrus Logic, Inc. (a)	114,990
3,250	Taiwan Semiconductor Manufacturing Co. Ltd.	118,820
		233,810

Fabricated Metal Products, except Machinery and Transportation Equipment (1.52%)
750	Snap-on Incorporated	120,540

See notes to financial statements.

3 Semi-Annual Report 2018	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2018 (Unaudited)
Financial Statements

Shares	Common Stocks (continued)	Value
Food and Kindred Products (3.69%)
5,000	Pilgrims Pride Corporation (a)	$ 100,650
500	Molson Coors Brewing Company, Class B	34,020
1,500	Sanderson Farms, Inc.	157,725
		292,395

Food Stores (2.52%)
7,000	The Kroger Co.	199,150

General Merchandise Stores (0.54%)
500	Dollar Tree, Inc. (a)	42,500

Health Services (2.95%)
1,300	Laboratory Corporation of America Holdings (a)	233,389

Home Furniture, Furnishings, and Equipment Stores (1.94%)
2,500	Williams-Sonoma, Inc.	153,450

Industrial and Commercial Machinery and Computer Equipment (2.81%)
1,200	Apple Inc.	222,132

Insurance Carriers (9.91%)
3,500	Berkshire Hathaway, Inc. Class B (a)	653,275
1,400	Prudential Financial, Inc.	130,914
		784,189

Miscellaneous Retail (4.27%)
2,000	CVS Health Corporation	128,700
2,439	Dick’s Sporting Goods, Inc.	85,975
2,050	Walgreens Boots Alliance, Inc.	123,031
		337,706

Oil And Gas Extraction (0.37%)
8,000	Enduro Royalty Trust	29,600

Paper and Allied Products (0.88%)
1,588	Schweitzer-Mauduit International, Inc.	69,427

Real Estate (2.46%)
5,000	Marcus & Millichap, Inc. (a)	195,050

Retail Consulting and Investment (0.00%)
72,728	Amerivon Holdings LLC (a) (b)	0

Security and Commodity Brokers, Dealers, Exchanges, and Services (5.49%)
900	Affiliated Managers Group, Inc.	133,803
700	Diamond Hill Investment Group, Inc.	136,101
3,221	GAMCO Investors, Inc.	86,194
4,500	Hennessy Advisors, Inc.	78,075
		434,173

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2018 4

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2018 (Unaudited)
Financial Statements

Shares	Common Stocks (concluded)	Value
Tobacco Products (1.02%)
1,000	Philip Morris International, Inc.	$80,740

Transportation by Air (2.52%)
400	Allegiant Travel Company	55,580
4,000	Hawaiian Holdings, Inc.	143,800
		199,380

Transportation Equipment (3.93%)
13,000	Ford Motor Company	143,910
4,250	General Motors Company	167,450
		311,360

Wholesale Trade - Nondurable Goods (0.62%)
365	McKesson Corporation	48,691

Total common stocks (Cost $6,595,316)		7,415,465

Units	Master Limited Partnerships (1.48%)

Electric, Gas, and Sanitary Services (0.98%)
1,500	EQT Midstream Partners, LP	77,385

Mining and Quarrying Of Nonmetallic Minerals, Except Fuels (0.50%)
1,500	Ciner Resources LP	39,450

Total master limited partnerships (Cost $148,553)		116,835

Shares	Preferred Stocks (2.21%)

Retail Consulting and Investment (1.10%)
207,852	Amerivon Holdings LLC (b)	87,298

Water Transportation (1.11%)
3,500	Seaspan Corporation Series H 7.875%	87,535

Total preferred stocks (Cost $573,514)		174,833

Total investments (Cost $7,317,383) (97.40%) (c)		7,707,133

Cash and other assets in excess of liabilities (2.60%)		205,868

Net assets (100.00%)		$7,913,001

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) The Fund’s total investment portfolio value of $7,707,133 has been pledged as collateral for borrowings under the Fund’s credit facility. As of June 30, 2018, there was no outstanding borrowing.

See notes to financial statements.

5 Semi-Annual Report 2018	FOXBY CORP.

STATEMENT OF ASSETS AND LIABILITIES	(unaudited)
Financial Statements

June 30, 2018
Assets
Investments at value (cost $7,317,383)	$ 7,707,133
Cash	395,956
Dividends receivable	12,902
Interest receivable	222
Prepaid expenses and other assets	3,078

Total assets	8,119,291

Liabilities
Payables
Securities purchased	156,820
Accrued expenses	36,569
Investment management fee	6,225
Directors	5,736
Administrative services	940

Total liabilities	206,290

Net Assets	$ 7,913,001

Net Asset Value Per Share
(applicable to 2,610,050 shares issued and outstanding)	$3.03

Net Assets Consist of
Paid in capital	$ 7,515,484
Accumulated undistributed net investment income	63,687
Accumulated net realized loss on investments	(55,920)
Net unrealized appreciation on investments	389,750

$ 7,913,001

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2018 6

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended
June 30, 2018
Investment Income
Dividends (net of $918 foreign tax expense)	$ 80,634
Interest	222

Total investment income	80,856

Expenses
Investment management	40,544
Interest and fees on credit facility	20,183
Bookkeeping and pricing	12,010
Audit	7,165
Shareholder communications	5,952
Legal	5,380
Directors	5,268
Administrative services	3,750
Transfer agent	1,568
Custody	1,244
Registration	1,143
Insurance	1,086
Other	542

Total expenses	105,835
Expense reduction	(469)

Net expenses	105,366

Net investment loss	(24,510)

Realized and Unrealized Gain (Loss)
Net realized gain on investments	751,633
Unrealized depreciation on investments	(982,705)

Net realized and unrealized loss	(231,072)

Net decrease in net assets resulting from operations	$ (255,582)

See notes to financial statements.

7 Semi-Annual Report 2018	FOXBY CORP.

STATEMENT OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
Operations
Net investment loss	$ (24,510)	$ (96,755)
Net realized gain	751,633	568,166
Unrealized appreciation (depreciation)	(982,705)	629,007

Net increase (decrease) in net assets resulting from operations	(255,582)	1,100,418

Total increase (decrease) in net assets	(255,582)	1,100,418

Net Assets
Beginning of period	8,168,583	7,068,165

End of period	$ 7,913,001	$ 8,168,583

End of period net assets include undistributed net investment income	$ 63,687	$ 88,197

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2018 8

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2018
Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$ (255,582)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized depreciation of investments	982,705
Net realized gain on sales of investments	(751,633)
Purchase of long term investments	(1,624,873)
Proceeds from sales of long term investments	3,861,639
Net sales of short term investments	43,965
Increase in dividends receivable	(2,142)
Increase in interest receivable	(222)
Increase in prepaid expenses and other assets	(1,324)
Increase in securities purchased payable	156,820
Decrease in accrued expenses	(12,906)
Decrease in investment management fee payable	(1,978)
Decrease in administrative services payable	(1,239)
Increase in directors payable	2,726

Net cash provided by operating activities	2,395,956

Cash Flows from Financing Activities
Credit facility repayment, net	(2,000,000)

Net cash used in financing activities	(2,000,000)

Net change in cash	395,956

Cash
Beginning of period	-

End of period	$ 395,956

Supplemental disclosure of cash flow information:
Cash paid for interest on credit facility	$ 7,726

See notes to financial statements.

9 Semi-Annual Report 2018	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	June 30, 2018 (Unaudited)
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Foxby Corp. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation (the “Investment Manager”) as its investment manager.

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S.

markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors (the “Board”), called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in

FOXBY CORP.	Semi-Annual Report 2018 10

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Expense Reduction Arrangement – Through an arrangement with the Fund’s former custodian, State Street Bank and Trust Company (“SSB”), credits realized as a result of borrowing activity were used to reduce custodian expenses. Credits realized by the Fund during the six months ended June 30, 2018 are shown as a reduction of total expenses in the Statement of Operations. This expense reduction arrangement terminated in June 2018.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2015-2017) or expected to be taken in the Fund’s 2018 tax returns.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities, and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2018, the Fund’s reimbursements of such costs were $3,750, of which $2,215 and $1,535 was for compliance and accounting services, respectively. Certain officers and directors of the Fund are officers and directors

11 Semi-Annual Report 2018	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

of the Investment Manager. As of June 30, 2018, affiliates of the Investment Manager owned approximately 24% of the Fund’s outstanding shares.

The Fund compensates each director who is not an employee of the Investment Manager or its affiliates. These directors receive fees for service as a director from the Fund and the other investment companies for which the Investment Manager or its affiliates serve as investment manager. In addition, director out-of-pocket expenses are allocated to each fund for which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$ (779,419)
Unrealized appreciation	1,432,518
$ 653,099

Capital loss carryovers are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryovers actually available for the Fund to utilize under the IRC and related regulations. Capital losses incurred in taxable years beginning after December 22, 2010 are allowed to be carried forward indefinitely and retain the character of the original loss. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses. As of December 31, 2017, the Fund has a net capital loss carryover of $779,419, comprised of short term losses, which expires in 2018.

3. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued usually at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

Except to the extent of the receipt of payment of in-kind dividends from level 3 preferred stocks as shown above, there were no transfers into or out of level 3 assets during the period. Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

FOXBY CORP.	Semi-Annual Report 2018 12

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 7,415,465	$ -	$ 0	$ 7,415,465
Master limited partnerships	116,835	-	-	116,835
Preferred stocks	87,535	-	87,298	174,833
Total investments, at value	$ 7,619,835	$ -	$ 87,298	$ 7,707,133

There were no securities transferred from level 1 on December 31, 2017 to level 3 at June 30, 2018. The following is a reconciliation of level 3 assets:

	Common Stocks	Preferred Stocks	Total

Balance at December 31, 2017	$0	$87,298	$87,298

Change in unrealized appreciation	-	-	-

Balance at June 30, 2018	$0	$87,298	$87,298

Net change in unrealized appreciation attributable to assets still held as level 3 at June 30, 2018	$-	$-	$-

The Investment Manager, under the direction of or pursuant to procedures approved by the Fund’s Board, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Fund’s Board.

The following table presents additional information about valuation techniques and inputs used for assets that are measured at fair value and categorized as level 3 as of June 30, 2018:

	Fair Value	Valuation Technique	Unobservable Input	Range
Common Stocks

Retail - Consulting and Investment	$ 0	Value of liquidation per share	Discount rate due to lack of marketability	80%

Preferred Stocks

Retail - Consulting and Investment	$ 87,298	Value of liquidation preference per share	Discount rate due to lack of marketability	80%

13 Semi-Annual Report 2018	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

4. INVESTMENT TRANSACTIONS Purchases and proceeds from sales of investment securities, excluding short term securities, were $1,624,873 and $3,861,639, respectively, for the six months ended June 30, 2018. As of June 30, 2018, for federal income tax purposes, subject to change, the aggregate cost of securities was $7,317,383 and net unrealized appreciation was $389,750, comprised of gross unrealized appreciation of $1,213,430 and gross unrealized depreciation of $823,680. The aggregate cost of securities for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

5. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2018 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$ 497,531	$ 87,298
common equity units	9/20/07	0	0
Total		$ 497,531	$ 87,298
Percent of net assets		6%	1%

6. CREDIT FACILITY Effective June 18, 2018, the Fund entered into a Revolving Credit Agreement and other related agreements (collectively, the “HNB Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may from time to time request. The maximum loan amount under the HNB Credit Agreement is the lesser of: (i) $2,000,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the HNB Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the HNB Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the London Interbank Offered Rate (LIBOR) plus 1.20%. An unused fee is charged equal to 0.125%

per annum of the daily excess of the loan amount over the outstanding principal balance of the loan. The Fund was charged an origination fee of $2,500 upon entering into the HNB Credit Agreement and such cost is amortized ratably through June 1, 2019, the maturity date of the HNB Credit Agreement.

Previously, the Fund had a Liquidity Agreement (“LA”) with SSB, formerly the Fund’s custodian and securities lending agent. The LA, which was terminated effective June 15, 2018, allowed the Fund to draw up to $2 million (maximum liquidity commitment) and included a securities lending authorization by the Fund to SSB to engage in agency securities lending and reverse repurchase activity. Interest was charged on the drawn amount at the rate of one-month LIBOR plus 1.20% per annum and a non-usage fee was charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum.

There was no outstanding loan balance as of June 30, 2018. The weighted average interest rate and average daily amount outstanding under the HNB Credit Agreement and LA for the six months ended June 30, 2018 were 2.85% and $559,635, respectively. The maximum amount outstanding during the six months ended June 30, 2018 was $2,000,000.

7. FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

8. LEVERAGE RISK The Fund from time to time may borrow under its credit facility to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of net asset value and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the net asset value of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the

FOXBY CORP.	Semi-Annual Report 2018 14

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit facility decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit facility, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

9. CYBERSECURITY RISK With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

10. CAPITAL STOCK As of June 30, 2018, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the six months ended June 30, 2018 and the year ended December 31, 2017.

11. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the six months ended June 30, 2018 and the year ended December 31, 2017.

12. CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

13. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

15 Semi-Annual Report 2018	FOXBY CORP.

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

	Six Months Ended			Year Ended December 31,
Per Share Operating Performance	June 30, 2018		2017	2016	2015	2014	2013
(for a share outstanding throughout each period)
Net asset value, beginning of period	$3.13		$2.71	$2.44	$2.68	$2.66	$2.09

Income from investment operations:
Net investment income (loss) (1)	(0.01)		(0.04)	-*	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.09)		0.46	0.28	(0.24)	-*	0.57
Total from investment operations	(0.10)		0.42	0.28	(0.22)	0.02	0.59

Less distributions:
Net investment income	-		-	-*	(0.01)	-	(0.02)
Return of capital	-		-	(0.01)	(0.01)	-	-
Total distributions	-		-	(0.01)	(0.02)	-	(0.02)

Net asset value, end of period	$3.03		$3.13	$2.71	$2.44	$2.68	$2.66

Market value, end of period	$2.21		$2.09	$1.79	$1.59	$1.87	$1.95

Total Return (2)
Based on net asset value	(3.19)%		15.50%	11.69%	(7.81)%	0.75%	28.23%

Based on market price	5.74%		16.76%	13.21%	(13.90)%	(4.10)%	35.50%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$7,913		$8,169	$7,068	$6,357	$6,996	$6,945

Ratio of total expenses to average net assets	2.63	%†	3.03%	2.91%	2.35%	1.92%	1.60%
Ratio of net expenses to average net assets (3)	2.62	%†	3.03%	2.91%	2.35%	1.92%	1.60%

Ratio of net investment income (loss) to average net assets	(0.61)	%†	(1.31)%	(0.07)%	0.64%	0.75%	0.92%
Portfolio turnover rate	19%		40%	58%	34%	53%	12%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$-		$2,000	$1,255	$1,186	$546	$847
Asset coverage per $1,000 (4)	$-		$5,084	$6,632	$6,362	$13,821	$9,203
Average commission rate paid	$0.0226		$0.0182	$0.0137	$0.0167	$0.0114	$0.0170

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.
(2)

Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3)

The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.12%† for the six months ended June 30, 2018 and 2.62%, 2.68%, 2.29%, 1.86%, and 1.60% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

(4)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the LA is considered a senior security representing indebtedness.

*	Less than $0.005 per share.
†	Annualized.

See notes to financial statements.

FOXBY CORP.	Semi-Annual Report 2018 16

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The renewal of the investment management agreement (“Agreement”) between Foxby Corp. (“Fund”) and the investment manager, Midas Management Corporation (“Investment Manager”), was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund (“Independent Directors”) as defined under the Investment Company Act of 1940, as amended, at an in person meeting held on March 12, 2018 (“Meeting”). In this connection, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds as determined by Broadridge (“Broadridge”), an independent provider of investment company data, which uses information sourced from both Lipper and Broadridge; information regarding the Fund’s investment performance on an absolute basis and in comparison to a relevant peer group of funds (“Peer Group”); the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with the Fund’s custodian, transfer agent, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by the Fund for the services described in its Agreement and whether it was the product of arm’s length bargaining; the nature, extent, and quality of the services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources; the character and amount of other incidental or “fall-out” benefits received by the Investment Manager and its affiliates from its association with the Fund; the extent to which economies of scale would be realized as the Fund grows; whether fee levels reflect these economies of scale for the benefit of Fund investors; and comparisons of the services rendered and the amounts paid under the Agreement with those under other advisory contracts, such as contracts of the same type between other investment advisers and other registered investment companies or other types of clients (e.g., pension funds).

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, and operations; fees, profitability, and financial information;

trading information; Fund performance; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to their request for such information.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, over- seeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objective, policies, and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commissions and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Fund. The Board noted that the Investment Manager has managed the Fund for several years and indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Investment Manager stated to the Board that the investment philosophy and/or investment process applied in managing the Fund had not changed.

The Board also considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from Broadridge comparing the Fund’s investment performance on an absolute basis and to that of its peer Group selected by Broadridge. The Board observed that the Fund’s total return (i) underperformed the median total return of its Peer Group in the one, two, three, four, five and ten year periods ended December 31, 2017, and (ii) underperformed the

17 Semi-Annual Report 2018	FOXBY CORP.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

average total return of its Peer Group in the one, two, three, four, five and ten year periods. The Board discussed with personnel of the Investment Manager the factors that contributed to the Fund’s underperformance and the steps that the Investment Manager had taken, or intended to take, to seek to improve the Fund’s short and long term performance. The Board concluded that the Fund’s performance is being addressed and noted that it would continue to monitor these efforts and the performance of the Fund.

The Board noted that performance is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding the Fund’s underperformance over certain periods.

With respect to its review of the fee payable under the Agreement, the Board considered information from Broadridge comparing the Fund’s management fee and expense ratio to those of its Peer Group. The Board observed that the Fund’s management fee was higher than the median in its Peer Group and its total expense ratio was higher than the median in its Peer Group. The Board concluded that although the Fund’s expense ratio was higher relative to the Fund’s Peer Group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the fee paid by the Fund is within a range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund. In this regard, the Board considered the costs of the services provided, and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors, concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

FOXBY CORP.	Semi-Annual Report 2018 18

Rev. 7/2017

PRIVACY POLICY

FACTS	WHAT DOES FOXBY CORP. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	◾ Social Security number	◾ Transaction or loss history
	◾ Account balances	◾ Account transactions
	◾ Transaction history	◾ Retirement assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Foxby Corp. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Foxby Corp. share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other nonaffiliated financial companies	No	We don’t share
For our affiliates’ everyday business purposes - Information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To Limit Sharing

◾  Call Foxby Corp. at 212-785-0900 – our menu will prompt you through your choices; or

◾  Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Foxby Corp. at 1-212-785-0900 or go to www.foxbycorp.com

Mail-in Form
Leave Blank or [If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	Mark if you want to limit: ☐ Do not allow your affiliates to use my personal information to market to me.
	Name	Mail to: Foxby Corp. 11 Hanover Square 12th Floor New York, NY 10005
Address

City, State, Zip
Account#

19 Semi-Annual Report 2018	FOXBY CORP.

Who we are
Who is providing this notice?	Foxby Corp.

What we do
How does Foxby Corp. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Foxby Corp. collect my personal information?

We collect your personal information, for example, when you

◾  Open an account

◾  Buy securities from us

◾  Provide account information

◾  Give us your contact information

◾  Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  Affiliates from using your information to market to you

◾  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ Foxby Corp. shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾  Foxby Corp. does not share with nonaffiliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Foxby Corp. does not jointly market.

FOXBY CORP.	Semi-Annual Report 2018 20

GENERAL INFORMATION, POLICIES, AND UPDATES	(Unaudited)
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.FoxbyCorp.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.FoxbyCorp.com.

Stock Data at June 30, 2018
Market Price per Share	$2.21
Net Asset Value per Share	$3.03
Market Price Discount to Net Asset Value	27.1%
Ticker Symbol	FXBY
CUSIP Number	351645106

Investment Manager

Midas Management Corporation

11 Hanover Square

New York, NY 10005

1-212-785-0900

Stock Transfer Agent and Registrar

Securities Transfer Corporation

2901 N Dallas Parkway, Suite 380

Plano, TX 75093

www.stctransfer.com

1-469-633-0101

FoxbyCorp.com

Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including press releases and shareholder reports. For further information, please email us at info@FoxbyCorp.com.

Foxby Corp. is part of a fund complex which includes Midas Fund, Midas Magic, and Dividend and Income Fund.

Policies and Updates

Certain provisions in the Fund’s Charter and/or Bylaws (“Governing Documents”) could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction or bringing litigation against the Fund and/or any director, officer, employee or affiliate thereof. The overall effect of these provisions is to, among other things, render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The foregoing summary is subject to the Governing Documents of the Fund, which are on file with the SEC and available on the Fund’s website http://www.FoxbyCorp.com.

Section 23 Notice

Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED     MAY LOSE VALUE     NOT BANK GUARANTEED

21 Semi-Annual Report 2018	FOXBY CORP.

GENERAL INFORMATION, POLICIES, AND UPDATES	(Unaudited)
Additional Information

Investment Strategies

In seeking its objective, the Fund exercises a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund’s performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Please Note

There is no assurance that the Fund’s investment objective will be attained. Past performance is no guarantee of future results. You should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the SEC, including its annual and semi-annual reports. To obtain a copy of the reports, please call us at 212-785-0900 or download them at www.foxbycorp.com/shareholder-reports.html. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their Net Asset Value (“NAV”). This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Neither the Fund nor its Investment Manager can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

FOXBY CORP.	Semi-Annual Report 2018 22

GENERAL INFORMATION, POLICIES, AND UPDATES
(Unaudited)
Additional Information

Cautionary Note Regarding Forward Looking Statements

Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, future events, future performance, intentions, and other information that is not historical information. In some cases, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. The Fund may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

23 Semi-Annual Report 2018	FOXBY CORP.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)
No income was received by the registrant from securities lending activities in the period covered by this report. Previously, State Street Bank and Trust Company ("SSB") had served as the registrant's securities lending agent until June 2018. Amounts paid by securities lending counterparties for loaned securities were retained by SSB. Currently, the registrant does not have a securities lending agent.

(b)
Previously, the registrant entered into a Liquidity Agreement with SSB that allowed the registrant to draw up to the maximum liquidity commitment as specified therein. The Liquidity Agreement was terminated in June 2018. The Liquidity Agreement included a securities lending authorization by the registrant to SSB to engage in agency securities lending and reverse repurchase activity. Previously, SSB had also served as the registrant's custodian. Currently, the registrant does not have a securities lending agent.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

August 28, 2018	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

August 28, 2018	By: /s/ Thomas O'Malley
Thomas O'Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

August 28, 2018	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

August 28, 2018	By: /s/ Thomas O'Malley
Thomas O'Malley
Chief Financial Officer